UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (date of earliest event reported): May 7, 2015

                          SYNERGY RESOURCES CORPORATION
                          ----------------------------
             (Exact name of registrant as specified in its charter)

     Colorado                       001-35245                 20-2835920
---------------------------    ---------------------   ------------------------
(State or other jurisdiction   (Commission File No.)     (IRS Employer
of incorporation)                                       Identification No.)

                                20203 Highway 60
                           Platteville, Colorado 80651
         --------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code:    (970) 737-1073
                                                       --------------

                                       N/A
         ---------------------------------------------------------------
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01   Other Events

      On May 7, 2015, the Company announced that, as of February 28, 2015, its estimated proved oil and gas reserves were 21,064,888 barrels of oil and 115,726,194,000 cubic feet of gas, for a combined 40.4 million BOE (barrels of oil equivalent). The estimated value of these proved reserves, before tax and discounted at 10%, was $510 million. As of February 28, 2015, total BOE increased by 105%, and present value increased by 56%, as compared to the Company's reserves as of February 28, 2014.

      The report of Ryder Scott Company, L.P., the Company's independent petroleum reserve engineer, is filed as Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits

   (d)        Exhibits

Number      Description

 99.1       May 7, 2015 press release
 99.2       Ryder Scott report regarding oil and gas reserves as of February 28,
            2015


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 7, 2015                  SYNERGY RESOURCES CORPORATION


                                 By: /s/ Frank Jennings
                                     -----------------------------------------
                                    Frank Jennings, Principal Financial and
                                       Accounting Officer






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